Current and deferred income tax and uncertain tax positions	12 Months Ended
Dec. 31, 2025
Current And Deferred Income Tax And Uncertain Tax Positions
Current and deferred income tax and uncertain tax positions

11	Current and deferred income tax and uncertain tax positions

Accounting policy

The current income tax is calculated based on the tax laws enacted or substantively enacted as of the balance sheet date in the countries where the Company’s entities operate and generate taxable income. Management periodically evaluates positions taken by the Company in the taxes on income returns with respect to situations in which the applicable tax regulations are subject to interpretation.

The Company establishes provisions or records a liability, where appropriate, and when the Company has a present obligation, considering amounts expected to be paid to the tax authorities.

The current income tax is presented net, separated by tax paying entity, in liabilities when there are amounts payable, or in assets when the amounts prepaid exceed the total amount due on the reporting date.

Deferred income tax is provided in full, using the balance sheet liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is determined using tax rates (and laws), of the Company’s entities, that have been enacted or substantially enacted at the end of the reporting period and that are expected to be applied when the related deferred income tax asset is realized, or the deferred income tax liability is settled.

Deferred tax assets are recognized only to the extent it is probable that future taxable income will be available against which the temporary deductible differences and/or tax losses can be utilized. Deferred tax assets and liabilities are offset when there is a legally enforceable right and an intention to offset them in the calculation of current taxes, generally when they are related to the same legal entity and the same tax authority. Accordingly, deferred tax assets and liabilities in different entities or in different countries are generally presented separately, and not on a net basis.

Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amounts and tax bases of investments in foreign operations where the Company is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not be reversed in the foreseeable future.

Current and deferred taxes are recognized in profit or loss, unless they relate to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

There are discussions and ongoing disputes with tax authorities related to uncertain tax positions adopted by the Company in the calculation of its income tax, and for which management, supported by its legal advisors, has concluded that it is more-likely-than-not that its positions will be sustained upon examination. In such cases, income tax effects of these uncertain tax positions are not recognized.

When the Company concludes that it is not more-likely-than-not that its positions will be sustained upon examination, the Company recognizes an income tax liability measured at the present value of the expenditure expected to be required to settle the obligation. The increase in the provision due to the passage of time is recognized as “Financial Expenses” and any penalties and fines are recognized as “Other income and expenses, net” in the profit and loss.

The Company may have to pay income tax under discussion to continue the legal process either at the local judicial level or international arbitration, even though these taxes have not been provisioned considering the Company’s risk assessment. Such payments may be made in multiple installments provided that a guarantee is provided for the whole installment period. These amounts are recognized as outstanding under “other assets” as “Tax claim payments”, for potential future recovery in cash or compensation of the future provisions if the Company loses the discussions or if the risk assessment is later revised leading the Company to conclude that it would no longer be more likely than not that its tax positions would be sustained upon examination.

Critical accounting estimates, assumptions and judgments

The Company is subject to income tax in all countries in which it operates where uncertainties arise in the application of complex tax regulations. Significant estimates, assumptions and judgments are required to determine the amount of deferred tax assets that would be recovered since this amount may be affected by factors including, but not limited to: (i) internal assumptions on the projected taxable income, which are based on production and sales planning, commodity prices, operational costs and planned capital costs; (ii) macroeconomic environment; and (iii) trade and tax scenarios.

In addition, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company also exercises judgment in the identification of these uncertainties over income tax treatments which could impact the consolidated financial statements as the Company operates in a complex multinational environment.

The Company and its subsidiaries are subject to reviews of income tax filings and other tax payments, and disputes can arise with the tax authorities over the interpretation of the applicable laws and regulations.

The Company is involved in ongoing discussions and disputes with tax authorities related to tax matters. For this discussion, in which the Company concluded that its positions will not be sustained upon examination, the Company estimates income tax liability based on management's assessment and this requires a high level of judgment as well as expectations of cash outlays to settle the obligation, which are supported by the positions of external legal counsel and case law from other similar cases.

(a)	Reconciliation of income tax (expense) benefit

	2025	2024	2023
Income (loss) before income tax	331,749	(71,851)	(296,084)
Luxembourg statutory income tax rate (i)	23.87%	24.94%	24.94%

Expected income tax benefit (expense) at statutory rate	(79,188)	17,920	73,843
Tax effects of translation of non-monetary assets/liabilities to functional currency	53,683	(1,323)	13,686
Uncertain income tax treatment (ii)	23,221	(94,764)	(5,194)
Special mining levy and special mining tax	(22,133)	(7,868)	(5,366)
Difference in tax rate of subsidiaries outside Luxembourg	(23,480)	12,591	24,665
Unrecognized deferred tax on net operating losses(iii)	(48,226)	(25,515)	(52,091)
Other tax differences	(12,482)	(16,597)	(45,269)
Income tax (expense) benefit	(108,605)	(115,556)	4,274

Current	(106,415)	(205,674)	(80,935)
Deferred	(2,190)	90,118	85,209
Income tax (expense) benefit	(108,605)	(115,556)	4,274

(i) On December 11, 2024, the Luxembourg Parliament approved a reduction in the aggregate corporate income tax rate from 24.94% to 23.87%, effective January 1, 2025. As NEXA’s standalone net operating losses do not meet the recognition criteria, no deferred tax assets were recognized. Therefore, the tax rate reduction has no impact on the consolidated interim income statement.

(ii) Primarily related to income tax provision of Cerro Lindo Stability Agreement for the years 2014 to 2021. For further details, please refer to note 11 (d).

(iii) As of December 31, 2025, the Company did not record deferred tax assets on USD 188,087 net operating losses (2024: USD 93,385) after an assessment made by management considering the future recoverability of these net operating losses. As of December 31, 2025, the Company has an accumulated amount of USD 1,166,839 not recognized as deferred taxes on net operating losses. From the total amount of unused tax losses, USD 106 have an expiration limit of 5 years, USD 884,617 of 17 years, USD 14,907 of 20 years, and USD 267,209 can be carried forward indefinitely.

(b)	Changes on deferred tax income tax assets and liabilities

	2025	2024	2023
Balance at the beginning of the year	104,352	68,667	(24,886)
Effect on income (loss) for the year	(2,190)	90,118	85,209
Effect on other comprehensive income – fair value adjustment	110	535	198
Effect on other comprehensive loss – hedge accounting	1,349	981	(1,269)
Effects of consolidation of acquired subsidiary – note 4(iii)	1,997	-	-
Effect on other comprehensive income (loss) – translation effect included in cumulative translation adjustment	23,730	(50,565)	9,415
Others	-	(5,384)	-
Balance at the end of year	129,348	104,352	68,667

(c)	Analysis of deferred income tax assets and liabilities

	2025	2024
Tax credits on net operating losses	320,929	242,278

Tax credits on temporary differences
Asset retirement obligations	25,556	22,498
Foreign exchange gains	22,159	14,222
Inventory provisions	15,268	10,903
Environmental liabilities	12,108	10,847
Tax, labor and civil provisions	11,169	7,886
Provision for employee benefits	6,910	5,196
Revaluation of derivative financial instruments	1,913	36
Others	13,756	10,773

Tax debits on temporary differences
Capitalized interest	(18,085)	(17,054)
Depreciation, amortization and asset impairment	(129,435)	(70,985)
Added value of assets (i)	(134,916)	(131,663)
Others	(17,984)	(585)
	129,348	104,352

Deferred income tax assets	307,293	236,887
Deferred income tax liabilities	(177,945)	(132,535)
	129,348	104,352

(i) This tax debit balance mainly relates to the value added on the acquisition of mining rights from Nexa Peru and its subsidiaries. While the underlying assets are amortizable for accounting purposes, the related amortization is not deductible for tax purposes.

(d)	Summary of uncertain tax positions on income tax

As of December 31, 2025, the Company’s main uncertain tax positions are related to: (i) the interpretation of the application of the Cerro Lindo tax stability agreement; (ii) litigation of transfer pricing adjustments over transactions made with related parties; and (iii) the deductibility of certain costs and expenses.

The estimated amount of contingent liabilities related to these uncertain tax positions that have not been provisioned at the balance sheet as of December 31, 2025, amounts to USD 362,147 (USD 430,567 on December 31, 2024). Of this amount, USD 167,190 corresponds to matters related to the Cerro Lindo tax stability agreement and the deductibility of certain costs and expenses. The decrease compared to the prior year of USD 233,336 is mainly explained by favorable final resolutions issued by the Peruvian Tax Court in January 2026 (Subsequent Event), regarding the 2016 and 2017 tax stability matters, as well as favorable decisions related to discussions on the deductibility of certain expenses associated with these tax contingencies.

With respect to Cerro Lindo tax stability agreement, the Company had a tax stability agreement in force until 2021. On 2020, SUNAT initiated income tax inspections focused on the applicability of the stabilized income tax rate to Cerro Lindo’s operations.

In December 2021, SUNAT concluded its income tax inspection of Nexa Peru’s fiscal year 2014 and issued an assessment determining an additional amount to be paid by the Company. SUNAT calculated Nexa Peru’s income tax expense for the 2014 fiscal year using the Peruvian statutory income tax rate of 30%, instead of the 20% income tax rate granted under the tax stability agreement to Cerro Lindo’s operations.

SUNAT’s position was based on the assertion that the Company should segregate the income generated by the facilities built under the approved feasibility study (which includes a plant with a production capacity of 5,000 tons) from the income generated by other facilities. As SUNAT considered that NEXA Peru did not provide enough documentation for SUNAT to calculate such segregation, it disregarded the application of the stabilized income tax rate.

On January 18, 2022, the Company filed its defense before SUNAT’s claim office, arguing that the assessment was not compliant with applicable law, mainly because: i) SUNAT determined a presumed tax base that is expressly denied by the Peruvian Tax Code; and ii) SUNAT misinterpreted the scope and application of the tax stability agreement.

In 2022 and 2023, SUNAT also concluded the fiscal audits related to the tax stability regime of Cerro Lindo for the 2015, 2016 and 2017 fiscal years and issued the corresponding tax assessments, applying the Peruvian statutory income tax rate of 28% for the 2015 and 2016 fiscal years and 29.5% for the 2017 fiscal year, instead of the stabilized income tax rate.

In 2023 and 2024, SUNAT issued unfavorable decisions against the Company for the fiscal years 2014 through 2017. The Company filed appeals against these decisions and continues to maintain its position regarding the applicability of the Cerro Lindo tax stability agreement.

In the fourth quarter of 2024, SUNAT completed its audit of the 2018 tax period, recognizing that a portion of the Company’s income was subject to the tax stability regime. In January 2025, NEXA paid USD 18,300 in order to obtain a 60% reduction in penalties and interests on penalties, without waving its legal position regarding the application of the tax stability agreement.

As previously disclosed, in rulings issued for the 2014 and 2015 tax periods, the Peruvian Tax Court upheld SUNAT’s restrictive interpretation. In the fourth quarter of 2025, the Company appealed these rulings and continues to litigate the cases before the Peruvian Judiciary. In accordance with local regulations, to pursue the appeal the Company is required to pay the full disputed amount once the debt becomes enforceable, which is currently expected to occur in the first half of 2026 for an estimated amount of USD 67,726. Such amount may be settled in up to 72 monthly installments, including accrued interest.

Conversely, regarding the 2016 and 2017 tax stability discussions, in January 2026, which are duly recognized herein as subsequent event, the Peruvian Tax Court declared the nullity of the tax stability assessment, concluding that SUNAT did not adequately assess the documentation submitted by the Company during the audit process and failed to establish a clear criterion for the segregation of results. Consequently, the Tax Court determined that SUNAT should not have applied the non-stabilized tax rate to the Company’s total results and ordered the cases to return to the audit phase, during which SUNAT must perform the segregation of results.

In the fourth quarter of 2025, SUNAT concluded its audit of the 2019 tax period applying the same criteria used in the 2018 audit. In January 2026, the Company paid US$ 12,210 to obtain a 60% reduction in penalties and interests over penalties, without affecting its legal position.

For both payments related to the 2018 and 2019 tax periods, the Company continues to maintain its legal position regarding the applicability of the tax stability agreement. Such payments do not constitute an acknowledgment of liability, and the Company will continue pursuing its legal defense before the competent authorities.

As of the date of these consolidated financial statements, SUNAT is auditing the Company’s income tax returns for the 2020 and 2021 fiscal years.

The tax uncertainties related to the Cerro Lindo tax stability agreement that are recognized as part of income tax liabilities in the balance sheet as of December 31, 2025, amounted to USD 130,709 (USD 102,062 as of December 31, 2024).

(e)	Pillar 2 – analysis on estimated effects

NEXA is within the scope of the OECD Pillar Two model rules which establish a new global minimum tax framework of 15% minimum tax. Pillar Two legislation was enacted in Luxembourg and in Brazil, already in effect for financial year beginning January 1, 2024, and January 1, 2025, respectively. However, no legislation regarding Pillar Two has been enacted in Peru yet.

The Company performed an assessment of the group’s potential exposure to Pillar Two income taxes under the OECD transitional safe harbor rules and the Global Anti-Base Erosion (GloBE) income calculation and there was no material impact on its financial results.

(f)	New transfer pricing rules in Brazil

As from January 1, 2024, Law 14.596/2023 became effective and introduced new transfer pricing rules (TP rules) in Brazil. These rules aim to align with the international standards established by the Organization for Economic Cooperation and Development (OECD), according to the arm’s length principle, which stipulates that the terms and conditions of a controlled transaction should be consistent with those that would be established between third parties in comparable transactions. The new rules are expected to affect only transactions involving Nexa BR, as transactions involving Nexa Peru and the Parent Company already comply with international standards established by the OECD.

The Company, with the support of its technical advisors, performed functional, economic and benchmark analyses of its principal intercompany transactions and monitored the results of each segment of the operations, having identified and implemented the necessary adjustments and adaptations during 2025. In addition, the Company complied in a timely manner with all obligations required under applicable law.

The Company continues to monitor developments in the legislation and does not expect a relevant impact on the Company or its subsidiaries.